UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                       Date of Report: September 13, 2004
                       ----------------------------------
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
   (Issuer in Respect of the REMIC Pass-Through Certificates, Series 2004-7)
  ---------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   Delaware                     333-109722                     13-3408717
 ----------------------------------------------------------------------------
  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


   1000 Technology Drive, O'Fallon, Missouri                  63304
--------------------------------------------------          ----------
   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (636) 261-1313

--------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report.)

Item 8.01.        Other Events.

     The following are Collateral Term Sheets prepared by Citicorp Mortgage Securities, Inc. ("CMSI") in connection with the offering of its REMIC Pass-Through Certificates, Series 2004-7. The information set forth in these Collateral Term Sheets will be superseded in its entirety by the information set forth in the final prospectus for the Series 2004-7 REMIC Pass-Through Certificates and by any subsequent Collateral Term Sheets filed under Form 8-K subsequent to the date hereof related to the Series 2004-7 REMIC Pass-Through Certificates.

     On September 29, 2004, CMSI is to transfer to the Trustee mortgage loans(1) with an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before September 1, 2004) as of September 1, 2004 of $363,338,009.93. The mortgage loans that have original maturities of at least 23 but not more than 30 years, the "pool I mortgage loans", have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before September 1, 2004) as of September 1, 2004 of $306,739,524.36. The mortgage loans that have original maturities of at least 14 but not more than 15 years, the "pool II mortgage loans", have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before September 1, 2004) as of September 1, 2004 of $56,598,485.57. Information below is provided with respect to the pool I mortgage loans, the pool II mortgage loans, and/or all mortgage loans included in the mortgage loan pool as indicated.

     The total numbers of the pool I mortgage loans and the pool II mortgage loans as of September 1, 2004 were 664 and 118, respectively. The weighted average interest rates of the pool I mortgage loans and the pool II mortgage loans (before deduction of the servicing fee) as of September 1, 2004 were 5.755% and 5.220%, respectively. The weighted average remaining terms to stated maturity of the pool I mortgage loans and the pool II mortgage loans as of September 1, 2004 were 354.54 months and 174.20 months, respectively. All mortgage loans have original maturities of at least 14 but not more than 30 years. None of the pool I mortgage loans or the pool II mortgage loans were originated prior to October 1, 2002 and March 1, 2003, respectively, or after August 1, 2004. The weighted average original terms to stated maturity of the pool I mortgage loans and the pool II mortgage loans as of January 1, 2004 were
359.63 months and 179.78 months, respectively.

     None of the pool I mortgage loans have a scheduled maturity later than August 1, 2034. None of the pool II mortgage loans have a scheduled maturity later than August 1, 2019. Each pool I mortgage loan and pool II mortgage loan had an original principal balance of not less than $332,000 and $343,000, respectively, nor more than $985,000. Pool I mortgage loans and pool II mortgage loans having aggregate scheduled principal balances of $9,393,563 and $399,954, respectively, as of September 1, 2004, had loan-to-value ratios at origination in excess of 80%, but no pool I mortgage loans or pool II mortgage loans had loan-to-value ratios in excess of 95%. All of the mortgage loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date. The weighted average loan-to-value ratios at origination of the pool I mortgage loans and the pool II mortgage loans as of September 1, 2004 were 69.6% and 64.2%, respectively. No more than $2,298,208 and $976,336, respectively, of the pool I mortgage loans and the pool II mortgage loans are secured by mortgaged properties located in any one zip code. At least 96%(2) and 92%, respectively, of the pool I mortgage loans and the pool II mortgage loans are secured by mortgaged properties determined by CitiMortgage, Inc. to be the primary residence of the borrower.

-----------
1 Terms used herein and not defined have the meaning assigned thereto in the form of Prospectus included in CMSI's Registration Statement(333-109722).

2 Such percentages are expressed as a percentage of the aggregate scheduled principal balance of the pool I mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the pool I mortgage loans, or as a percentage of the aggregate scheduled principal balance of the pool II mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the pool II mortgage loans.

     At least 30% and 55%, respectively, of the pool I mortgage loans and the pool II mortgage loans will be mortgage loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment. None of the mortgage loans were refinance transactions originated using loan underwriting policies that require proof of income and telephone verification of employment but do not require verification of assets. No more than 5% of the pool I mortgage loans and none of the pool II mortgage loans were originated using a loan underwriting policy that requires verification of employment and may require proof of liquid assets, but does not require verification of the prospective borrower's income as stated on the loan application. No more than 65% and 45%, respectively, of the pool I mortgage loans and the pool II mortgage loans will be refinanced mortgage loans originated using streamlined underwriting policies.

     Pool I discount loans will consist of pool I mortgage loans with net loan rates less than 5.250%. Pool I premium loans will consist of pool I mortgage loans with net loan rates greater than or equal to 5.250%. The aggregate scheduled principal balances outstanding as of the cut-off date of the pool I discount loans and the pool I premium loans were $47,094,315 and $259,645,209, respectively. The weighted average interest rates of the pool I discount loans and the pool I premium loans, as of the cut-off date, were 5.329% and 5.833%, respectively. The weighted average remaining terms to stated maturity of the pool I discount loans and the pool I premium loans, as of the cut-off date, were
355.81 months and 354.31 months, respectively.

     Pool II discount loans will consist of pool II mortgage loans with net loan rates less than 4.750%. Pool II premium loans will consist of pool II mortgage loans with net loan rates greater than or equal to 4.750%. The aggregate scheduled principal balances outstanding as of the cut-off date of the pool II discount loans and the pool II premium loans were $11,975,668 and $44,622,818, respectively. The weighted average interest rates of the pool II discount loans and the pool II premium loans, as of the cut-off date, were 4.817% and 5.328%, respectively. The weighted average remaining terms to stated maturity of the pool II discount loans and the pool II premium loans, as of the cut-off date, were 175.24 months and 173.92 months, respectively.

      The following tables set forth information regarding the mortgage loans as of September 1, 2004.

                 YEARS OF ORIGINATION OF POOL I MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------


2002                                  3                         $  1,447,516

2003                                114                           49,656,821

2004                                547                          255,635,187


Total                               664                         $306,739,524
                                    ===                         ============


                 YEARS OF ORIGINATION OF POOL II MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------

2003                                 34                          $15,010,902

2004                                 84                           41,587,584


Total                               118                          $56,598,486
                                    ===                          ===========

              TYPES OF DWELLINGS SUBJECT TO POOL I MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached Houses                     631                         $291,657,931

Multi-family Dwellings*               1                              373,932

Townhouses                           13                            6,191,252

Condominium Units (one to four       19                            8,516,409
stories high)


Total                               664                         $306,739,524
                                    ===                         ============

-----------
*   Multi-family dwellings are 2-family.


              TYPES OF DWELLINGS SUBJECT TO POOL II MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached Houses                     110                          $52,973,390

Townhouses                            3                            1,386,239

Condominium Units (one to four        5                            2,238,857
stories high)


Total                               118                          $56,598,486
                                    ===                          ===========

         NUMBER OF UNITS IN DWELLINGS SUBJECT TO POOL I MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                            663                         $306,365,592

2-family                              1                              373,932


Total                               664                         $306,739,524
                                    ===                         ============


         NUMBER OF UNITS IN DWELLINGS SUBJECT TO POOL II MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                            118                          $56,598,486


Total                               118                          $56,598,486
                                    ===                          ===========

                         SIZE OF POOL I MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------

$299,999 and under                    1                         $    174,633

$300,000 through $349,999            28                            9,599,102

$350,000 through $399,999           186                           70,557,625

$400,000 through $449,999           156                           66,241,628

$450,000 through $499,999           108                           51,360,524

$500,000 through $549,999            68                           35,855,351

$550,000 through $599,999            54                           31,163,240

$600,000 through $649,999            52                           32,846,476

$650,000 through $699,999             2                            1,344,481

$700,000 through $749,999             3                            2,241,757

$750,000 through $799,999             1                              765,942

$800,000 through $849,999             1                              809,007

$850,000 through $899,999             1                              898,046

$900,000 through $949,999             1                              922,019

$950,000 through $999,999             2                            1,959,693

$1,000,000 and over                   0                                    0


Total                               664                         $306,739,524
                                    ===                         ============

                         SIZE OF POOL II MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------

$299,999 and under                    0                          $         0

$300,000 through $349,999             6                            2,013,492

$350,000 through $399,999            28                           10,563,997

$400,000 through $449,999            32                           13,644,477

$450,000 through $499,999            12                            5,775,151

$500,000 through $549,999            14                            7,358,468

$550,000 through $599,999            11                            6,306,054

$600,000 through $649,999             8                            5,010,119

$650,000 through $749,999             1                              707,536

$750,000 through $799,999             1                              797,802

$800,000 through $849,999             2                            1,646,975

$850,000 through $899,999             1                              886,724

$900,000 through $949,999             1                              917,524

$950,000 and over                     1                              970,167


Total                               118                          $56,598,486
                                    ===                          ===========

               DISTRIBUTION OF POOL I MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Interest Rate                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

5.000%                                2                         $    801,107

5.001% - 5.500%                     199                           94,300,580

5.501% - 6.000%                     337                          155,191,724

6.001% - 6.500%                     122                           54,654,218

6.501% - 7.000%                       4                            1,791,895


Total                               664                         $306,739,524
                                    ===                         ============


              DISTRIBUTION OF POOL II MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Interest Rate                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

4.625% - 5.000%                      36                          $17,951,931

5.001% - 5.500%                      69                           32,353,382

5.501% - 6.000%                      11                            5,385,982

6.001% - 6.125%                       2                              907,191


Total                               118                          $56,598,486
                                    ===                          ===========

                     DISTRIBUTION OF POOL I MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.00% and below                    186                         $ 90,302,780

65.001% - 75.000%                   201                           93,881,364

75.001% - 80.000%                   253                          113,161,817

80.001% - 85.000%                     4                            1,771,047

85.001% - 90.000%                    15                            5,716,566

90.001% - 95.000%                     5                            1,905,950


Total                               664                         $306,739,524
                                    ===                         ============


                     DISTRIBUTION OF POOL II MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.00% and below                     45                          $22,127,799

65.001% - 75.000%                    49                           23,898,991

75.001% - 80.000%                    23                           10,171,742

80.001% - 85.000%                     1                              399,954


Total                               118                          $56,598,486
                                    ===                          ===========

                           GEOGRAPHIC DISTRIBUTION OF
                      POOL I MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------

Alabama                               7                         $  3,135,236
Arizona                              15                            7,172,928
Arkansas                              1                              340,197
California                          130                           61,291,587
Colorado                             37                           17,064,968
Connecticut                          15                            7,577,819
Delaware                              2                              894,324
District of Columbia                  2                              974,202
Florida                              36                           17,598,111
Georgia                              21                            9,598,318
Hawaii                                1                              593,891
Idaho                                 1                              445,368
Illinois                             40                           18,296,599
Indiana                               8                            3,503,009
Iowa                                  3                            1,186,100
Kansas                                5                            2,385,458
Kentucky                              7                            3,685,772
Louisiana                             5                            2,154,452
Maine                                 3                            1,288,816
Maryland                             29                           13,071,766
Massachusetts                        28                           12,262,149
Michigan                              2                              937,901
Minnesota                            26                           12,329,012
Mississippi                           3                            1,221,262
Missouri                             17                            7,722,118
Montana                               6                            2,398,775
Nebraska                              4                            1,939,088
Nevada                                5                            2,013,055
New Hampshire                         9                            3,741,194
New Jersey                           20                            8,817,215
New Mexico                            4                            2,061,999
New York                             17                            8,270,587
North Carolina                        3                            1,380,155
Ohio                                  8                            3,848,186
Oklahoma                              4                            2,301,447
Oregon                               37                           17,477,567
Pennsylvania                          5                            2,453,510
South Carolina                        2                            1,028,446
South Dakota                          2                              907,575
Tennessee                             5                            2,400,054
Texas                                 9                            3,632,494
Utah                                  2                            1,295,387
Vermont                               1                              433,529
Virginia                             36                           16,177,220
Washington                           36                           14,963,887
Wisconsin                             5                            2,466,791


Total                               664                         $306,739,524
                                    ===                         ============

                           GEOGRAPHIC DISTRIBUTION OF
                     POOL II MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------

Alabama                               3                          $ 1,440,869
Arizona                               2                              807,101
California                           13                            5,922,724
Colorado                              3                            1,742,609
Connecticut                           5                            2,509,520
Florida                               6                            2,474,020
Georgia                               5                            2,420,121
Idaho                                 1                              526,291
Illinois                              7                            3,154,793
Indiana                               2                            1,021,477
Iowa                                  1                              619,905
Kentucky                              2                            1,068,897
Maine                                 1                              350,748
Maryland                              4                            1,887,581
Massachusetts                        10                            5,629,393
Michigan                              2                            1,200,694
Minnesota                             5                            2,327,849
Mississippi                           1                              342,830
Missouri                              3                            1,299,498
Nebraska                              3                            1,310,019
Nevada                                1                              369,504
New Jersey                            5                            2,339,371
New York                              2                              900,537
North Carolina                        1                              645,326
Ohio                                  4                            2,225,118
Oklahoma                              2                              966,958
Oregon                                5                            2,165,155
Pennsylvania                          2                            1,017,154
Rhode Island                          1                              394,270
South Carolina                        1                              438,394
Tennessee                             1                              372,146
Texas                                 4                            2,107,439
Utah                                  2                              964,234
Virginia                              1                              364,464
Washington                            3                            1,377,766
Wisconsin                             3                            1,300,586
Wyoming                               1                              593,125


Total                               118                          $56,598,486
                                    ===                          ===========

                  DISTRIBUTION BY FICO SCORES AND LOAN-TO-VALUE
                 RATIOS AT ORIGINATION OF POOL I MORTGAGE LOANS

FICO Score                               Loan-to-value ratio
---------                                -------------------
               65.000%    65.001%-   75.001%-   80.001%-   85.001%-   90.001%-
              and below   75.000%    80.000%    85.000%    90.000%    95.000%     All Loans
              ---------   -------    -------    -------    -------    -------     ---------
620-649         0.59%      0.46%      1.39       0.00%      0.00%      0.00%         2.43%
650-699         4.15       4.58       7.25       0.00       0.74       0.15         16.88
700-749        11.25      12.42      13.39       0.31       0.39       0.23         38.00
750-799        13.14      12.85      14.49       0.27       0.73       0.24         41.72
800 and above  10.32       0.29       0.37       0.00       0.00       0.00          0.98

Total          29.44%     30.61%     36.89%      0.58%      1.86%      0.62%       100.00%
               ======     ======     ======      =====      =====      =====       =======


                  DISTRIBUTION BY FICO SCORES AND LOAN-TO-VALUE
                 RATIOS AT ORIGINATION OF POOL II MORTGAGE LOANS

FICO Score                               Loan-to-value ratio
---------                                -------------------
               65.000%        65.001%-       75.001%-       80.001%-
              and below       75.000%        80.000%        85.000%        All Loans
              ---------       -------        -------        -------        ---------
620-649         0.00%          2.11%          0.00%          0.00%          2.11%
650-699         5.40           6.30           3.85           0.00          15.56
700-749        10.68          15.98           7.43           0.71          34.80
750-799        22.05          17.84           6.06           0.00          45.95
800 and above   0.96           0.00           0.62           0.00           1.59

Total          39.10%         42.23%         17.97%          0.71%        100.00%
               ======         ======         ======          =====        =======

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Howard Darmstadter
                                               -------------------------
                                                    Howard Darmstadter
                                                    Assistant Secretary


Dated: September 13, 2004